UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     May 20, 2025

Southern First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

6 Verdae Boulevard, Greenville, SC	29607
(Address of principal executive offices)	(Zip Code)

(864) 679-9000

(Registrant's telephone number, including area code)

100 Verdae Boulevard, Suite 100, Greenville, SC

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SFST	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On May 20, 2025, of the 8,168,955 shares of common stock outstanding and entitled to vote at the 2025 Annual Shareholders’ Meeting, 7,383,469 shares (90.38%) were present in person or by proxy, and the following matters were voted upon and approved by our shareholders at the 2025 Annual Shareholders’ Meeting:

1.	the election of eight members to our board of directors to serve a one-year term;
2.	the non-binding resolution on our executive compensation policies and procedures;
3.	the non-binding vote on the frequency of future advisory votes on our executive compensation; and
4.	the ratification of the appointment of Elliott Davis, LLC as our independent public accountant.

The following is a summary of the voting results for each matter presented to the shareholders:

1.	Election of Directors

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
Mark A. Cothran	6,305,611	331,678	746,180
Rudolph G. Johnstone, III, M.D.	6,248,259	389,030	746,180
Anna T. Locke	5,815,886	821,403	746,180
R. Arthur Seaver, Jr.	6,597,977	39,312	746,180
Leighton M. Cubbage	6,529,277	108,012	746,180
David G. Ellison	6,574,544	62,745	746,180
Terry Grayson-Caprio	5,289,181	1,348,108	746,180
James B. Orders, III	6,470,595	166,694	746,180

The following individuals continue to serve as directors until our Annual Meeting in the year indicated:

Directors Whose Terms Will Expire in 2026

Mark A. Cothran

Leighton M. Cubbage

David G. Ellison

Terry Grayson-Caprio

Rudolph G. Johnstone, III, M.D.

Anna T. Locke

James B. Orders, III

R. Arthur Seaver, Jr.

Andrew B. Cajka

Anne S. Ellefson

Tecumseh Hooper, Jr.

Ray A. Lattimore

William A. Maner, IV

2. Approval of Compensation of Named Executive Officers

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,540,020	1,069,591	27,678	746,180

3. Frequency of Vote on Executive Compensation

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
6,262,557	405	364,168	10,159	746,180

4.	Ratification of the Appointment of Elliott Davis, LLC

Votes For	Votes Against	Votes Abstained
7,267,562	113,289	2,618

ITEM 7.01. Regulation FD Disclosure.

On May 20, 2025, the Company made available the presentation (“Presentation”) prepared for the Company’s Annual Shareholders’ meeting. Attached hereto and incorporated herein as Exhibit 99.1 is the text of that Presentation.

The information contained in this Item 7.01 of this Current Report, including the information set forth in the Presentation filed as Exhibit 99.1 to, and incorporated in, this Current Report, is being "furnished" and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation for Southern First Bancshares, Inc. Annual Shareholders’ Meeting
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FIRST BANCSHARES, INC.

By:	/s/ Christian J. Zych
Name:	Christian J. Zych
Title:	Chief Financial Officer

May 21, 2025